UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson
Chief Executive Officer and President
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2014

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2014

CONTENTS

Page(s)
LARGECAP FUND
Investment review	3-5
Schedule of investments	6-8

MIDCAP FUND
Investment review	9-11
Schedule of investments	12-14

BOND FUND
Investment review	15-18
Schedule of investments	19-30

FUND EXPENSE EXAMPLES	31

FINANCIAL STATEMENTS
Statements of assets and liabilities	32
Statements of operations	33
Statements of changes in net assets	34
Notes to financial statements	35-42
Financial highlights	43-45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46

DIRECTORS AND OFFICERS	47-48

ADDITIONAL INFORMATION	49-52

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2014

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The LargeCap Fund produced a total return of 15.35% for the fiscal year ended November 30, 2014, as compared to its benchmark, the S&P 500 Index, which returned 16.86%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/14
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	15.35%	21.61%	14.92%	4.42%
S&P 500 Index	16.86%	20.93%	15.96%	8.06%

Gross Expense Ratio as of 03/31/14 was 1.22%.
Net Expense Ratio after reimbursement as of 03/31/14 was 1.15%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2015, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2014

Management Commentary

In the management commentary in the Fund’s most recent Semi-Annual Report we described a broad sector rotation towards more defensive areas of the market that had occurred during the first half of the fiscal year. With the exception of the Technology sector, this trend continued through the full fiscal year, with rotations to the Health Care, Consumer Staples and Utilities sectors. All other sectors underperformed the benchmark’s fiscal year return. The Fund was positioned for a different scenario, where a recovering economy would help stocks in the Consumer Discretionary, Industrials and Energy sectors do well, in addition to Technology. Thus despite the overall strong returns of the market, the defensive nature of the highest-performing sectors caused the Fund to underperform during the fiscal year.

If we break the rotation down by industry an even more apparent trend is revealed. Interest-rate-sensitive stocks did the best, which are stocks that generally are purchased by investors for their dividends as opposed to their capital appreciation potential. Looking at the 10- and 30-year US Treasury market reveals why. During the fiscal year their yields dropped roughly 64 and 95 basis points, respectively. Yield-hungry investors subsequently bid up the prices of dividend-oriented stocks to reflect the change in prevailing rates.

We believe Treasury rates are in a bubble, and not reflective of our long term expectations. US economic data in our view clearly points towards gathering strength in the current business cycle. At some point this strength likely will result in wage inflation, as the slack built up in the labor force in the aftermath of the Financial Crisis is gradually dissipating. The unemployment rate has dropped from a high of 10.0% in October 2009 to 5.8% in November 2014, and the underemployed rate peaked at 17.2% in April 2010 and is currently 11.4%1. We reject the counter argument of Treasury bulls who point to the competing yield of German and other Euro-denominated sovereign bonds. While the US Treasury may be attractive relative to those rates, the argument reminds us of equity valuation techniques that were used during the NASDAQ bubble in the late 1990s. The stocks of most technology companies during that bubble, if they traded at 50x earnings or more at the market peak, were still not attractive even though some of their competitors may have been trading at an even more overvalued level. In our opinion, lousy rates on US Treasuries are not attractive just because Euro sovereign bonds are even more overvalued.

The implications for the LargeCap Fund once this unwinds are important. A strengthening economy should boost the earnings power of companies in more pro-cyclical sectors. At the same time higher Treasury yields should reduce investor demand for dividend-paying stocks. Together they suggest a potential rotation out of defensive-oriented sectors into those that are better represented in the LargeCap Fund. If this scenario unfolds we are hopeful that the Fund is well positioned to capture strong relative and absolute performance in 2015.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

____________________

1 Source: US Department of Labor

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2014

Sector Weightings at 11/30/14
% of Total Investments

Top 10 Equity Holdings at 11/30/14
		% of Fund’s
Company	Industry	Net Assets
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	3.13%
Microsoft Corp.	Software	2.96%
Bank of America Corp.	Banks	2.40%
Cisco Systems, Inc.	Communications Equipment	2.28%
JDS Uniphase Corp.	Communications Equipment	2.21%
Citigroup Inc.	Banks	2.16%
Express Scripts Holding Co.	Health Care Providers & Services	2.15%
Chevron Corp.	Oil, Gas & Consumable Fuels	2.12%
Walgreen Co.	Food & Staples Retailing	2.07%
Target Corp.	Multiline Retail	2.03%

As of November 30, 2014, 100.1% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2014

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 14.5%
Auto Components - 1.6%
Johnson Controls, Inc.	40,100	$2,005,000

Automobiles - 1.0%
Harley-Davidson, Inc.	19,300	1,344,824

Distributors - 0.5%
LKQ Corp. (a)	24,175	702,284

Household Durables - 1.6%
D.R. Horton, Inc.	31,125	793,376
Jarden Corp. (a)	28,890	1,275,493
		2,068,869
Leisure Products - 0.6%
Brunswick Corp.	14,150	702,972

Media - 3.3%
The Walt Disney Co.	13,825	1,278,951
Time Warner Inc.	11,975	1,019,312
Viacom Inc. Class B	25,925	1,960,708
		4,258,971
Multiline Retail - 3.4%
Kohl’s Corp.	28,685	1,710,200
Target Corp.	35,210	2,605,540
		4,315,740
Specialty Retail - 2.0%
Bed Bath & Beyond Inc. (a)	25,175	1,847,090
Lumber Liquidators Holdings, Inc. (a)	11,400	724,926
		2,572,016
Textiles, Apparel & Luxury
Goods - 0.5%
Hanesbrands, Inc.	5,625	650,925

Consumer Staples - 6.5%
Beverages - 0.8%
PepsiCo, Inc.	9,750	975,975

Food & Staples Retailing - 4.7%
CVS Health Corp.	14,300	1,306,448
Walgreen Co.	38,775	2,660,353
Wal-Mart Stores, Inc.	23,650	2,070,321
		6,037,122
Household Products - 1.0%
The Procter & Gamble Co.	14,200	1,284,106

Energy - 11.6%
Energy Equipment &
Services - 1.7%
Helmerich & Payne, Inc.	7,400	514,670
Schlumberger Ltd.	19,569	1,681,956
		2,196,626
Oil, Gas & Consumable
Fuels - 9.9%
Apache Corp.	16,575	1,062,292
Chevron Corp.	24,995	2,721,206
Devon Energy Corp.	26,450	1,559,756
EOG Resources, Inc.	13,725	1,190,232
Exxon Mobil Corp.	44,470	4,026,314
Noble Energy, Inc.	21,325	1,048,764
PetroChina Co. Ltd. ADR	10,050	1,075,551
		12,684,115
Financials - 16.7%
Banks - 11.7%
Associated Banc-Corp	72,615	1,341,925
Bank of America Corp.	181,350	3,090,204
CIT Group Inc.	33,875	1,653,100
Citigroup Inc.	51,500	2,779,455
First Horizon National Corp.	106,885	1,363,853
JPMorgan Chase & Co.	42,875	2,579,360
PNC Financial Services Group, Inc.	11,805	1,032,583
SunTrust Banks, Inc.	16,750	658,108
Zions Bancorporation	21,750	610,305
		15,108,893
Capital Markets - 2.5%
Northern Trust Corp.	19,495	1,320,396
State Street Corp.	25,200	1,933,596
		3,253,992
Consumer Finance - 0.5%
Discover Financial Services	9,795	642,062

Insurance - 1.0%
Aflac, Inc.	21,460	1,281,806

Real Estate Investment
Trusts - 1.0%
DiamondRock Hospitality Co.	44,475	664,012
Host Hotels & Resorts Inc.	27,150	630,966
		1,294,978

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Shares	Value
COMMON STOCKS (continued)

Health Care - 12.7%
Biotechnology - 4.2%
Amgen Inc.	7,940	$1,312,561
Celgene Corp. (a)	16,500	1,875,885
Exact Sciences Corp. (a)	89,000	2,208,980
		5,397,426
Health Care Equipment
& Supplies - 3.1%
Baxter Int’l. Inc.	17,710	1,292,830
Hologic, Inc. (a)	48,625	1,303,150
ResMed Inc.	12,950	688,940
Zimmer Holdings, Inc.	5,750	645,668
		3,930,588
Health Care Providers &
Services - 4.4%
Express Scripts Holding Co. (a)	33,200	2,760,580
Hanger, Inc. (a)	44,700	958,815
McKesson Corp.	9,485	1,999,059
		5,718,454
Pharmaceuticals - 1.0%
Johnson & Johnson	11,860	1,283,845

Industrials - 11.5%
Air Freight & Logistics - 1.0%
FedEx Corp.	7,475	1,331,895

Building Products - 1.6%
Masco Corp.	86,700	2,098,140

Electrical Equipment - 4.0%
ABB Ltd. ADR	97,075	2,176,421
Emerson Electric Co.	24,625	1,569,844
Rockwell Automation, Inc.	12,525	1,445,510
		5,191,775
Industrial Conglomerates - 3.3%
General Electric Co.	96,750	2,562,907
3M Co.	10,220	1,636,120
		4,199,027
Machinery - 1.6%
Illinois Tool Works Inc.	14,275	1,355,126
Ingersoll-Rand PLC	10,075	635,330
		1,990,456
Information Technology - 25.5%
Communications
Equipment - 6.4%
Cisco Systems, Inc.	106,085	2,932,189
JDS Uniphase Corp. (a)	213,435	2,847,223
Qualcomm, Inc.	33,430	2,437,047
		8,216,459
Electronic Equipment,
Instruments &
Components - 1.7%
Corning Inc.	81,875	1,721,012
Maxwell Technologies, Inc. (a)	43,697	449,642
		2,170,654
Internet Software &
Services - 2.8%
eBay Inc. (a)	18,570	1,019,122
Google Inc. Class A (a)	4,595	2,523,023
		3,542,145
IT Services - 1.9%
Alliance Data Systems Corp. (a)	3,525	1,007,692
Visa Inc. Class A	5,620	1,451,028
		2,458,720
Semiconductors &
Semiconductor
Equipment - 6.0%
Altera Corp.	36,275	1,364,665
Broadcom Corp. Class A (a)	48,315	2,083,826
Intel Corp.	36,225	1,349,381
Linear Technology Corp.	19,570	900,807
Maxim Integrated Products, Inc.	30,355	897,597
NXP Semiconductors N.V. (a)	15,200	1,182,712
		7,778,988
Software - 4.5%
Microsoft Corp.	79,651	3,808,114
Oracle Corp.	47,850	2,029,318
		5,837,432
Technology Hardware, Storage
& Peripherals - 2.2%
EMC Corp.	47,475	1,440,866
Hewlett-Packard Co.	34,700	1,355,382
		2,796,248
Materials - 0.8%
Metals & Mining - 0.8%
Freeport-McMoRan Inc.	37,825	1,015,601

TOTAL COMMON STOCKS
(COST $106,582,020)		128,339,129

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Shares	Value
SHORT-TERM INVESTMENTS - 0.3%

Money Market Funds - 0.3%
Fidelity Money Market Portfolio
Class I, 0.051% (b)	408,961	$408,961

Total Money Market Funds		408,961

TOTAL SHORT-TERM
INVESTMENTS (COST $408,961)		408,961

TOTAL INVESTMENTS - 100.1%
(COST $106,990,981)		128,748,090

NET OTHER ASSETS AND
LIABILITIES - (0.1%)		(132,472)

NET ASSETS - 100.0%		$128,615,618

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2014.

ADR:	American Depositary Receipt
N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2014

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of 11.82% for the fiscal year ended November 30, 2014, as compared to its benchmark, the Russell Midcap Index, which returned 16.34%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/14
				Since
				Inception
	1 Year	3 Year	5 Year	(03/31/08)
Thompson MidCap Fund	11.82%	20.17%	16.97%	11.54%
Russell Midcap Index	16.34%	21.27%	18.45%	11.08%

Gross Expense Ratio as of 03/31/14 was 1.63%.
Net Expense Ratio after reimbursement as of 03/31/14 was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2015, so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2014

Management Commentary

The Fund lagged its benchmark during the annual fiscal period because a shift to defensive and interest-rate-sensitive sectors of the market benefited the benchmark more than the Fund. While this was true at the end of the semi-annual period too, the continued decline in interest rates since then has only exacerbated the difference. Such performance was due to the Fund’s pro-cyclical positioning and relative underweighting of sectors and industries such as Utilities, Telecommunications, Consumer Staples and Real Estate Investment Trusts (REITs). While a similar pattern affected large-capitalization stocks during the period, the MidCap Fund and its investment universe were particularly sensitive to the shift. These types of stocks make up a larger percentage of the midcap universe than they do of the large-capitalization one. While the outperformance of the Fund’s holdings in the Technology sector helped counteract the underperformance elsewhere, it was insufficient to overcome the overwhelming impact of the best-performing sectors in the benchmark.

We believe the underlying fundamentals of the economy do not support this interest rate based flight to defensive sectors. Real US Gross Domestic Product (GDP) in the third quarter grew 5.0% year-over-year, on top of the 4.6% increase in the second quarter1. While second quarter strength could be attributed to delayed consumption following the previous bitter cold winter, we have seen continued strength in the fall as evidence of a sustained recovery. Employment appears clearly to have improved, capped by a robust 321,000 non-farm jobs added in the final month of the fiscal year. If such a pace continues, we believe it signals the kind of self-sustaining recovery necessary to both sustain the appreciation in the equity markets and allow the Federal Reserve to safely withdraw its monetary stimulus without risking a recession. Since midcap stocks are much more domestically focused than their large-capitalization peers, if this occurs we expect they could potentially benefit relatively more from such a scenario.

At the same time the economy seems to be showing signs of strength, the earnings of companies in the Fund’s benchmark have been up a high single digit rate during the calendar year, providing solid profit growth. The earnings growth of the Fund’s holdings has been similarly strong for the year. This growth occurred despite the bitter cold weather in the first quarter, and offers hope that projected consensus estimates for 2015 earnings growing at a double digit pace will prove accurate.

As a result of our analysis we are sticking with our pro-cyclical positioning. If we are right, the payoff could come as soon as earnings results “prove” the economy and Corporate America are in better shape than the current rotation implies. Hopefully this would be coupled with a rise in interest rates to reflect the economic strength. The Fund hopes to be positioned to benefit if we are right.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the fund’s future returns.

____________________

       1 Source: US Department of Commerce

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2014

Sector Weightings at 11/30/14
% of Total Investments

Top 10 Equity Holdings at 11/30/14
		% of Fund’s
Company	Industry	Net Assets
Exact Sciences Corp.	Biotechnology	2.36%
Bed Bath & Beyond Inc.	Specialty Retail	2.27%
Broadcom Corp. Class A	Semiconductors & Semiconductor Equipment	2.27%
JDS Uniphase Corp.	Communications Equipment	2.18%
First Horizon National Corp.	Banks	2.03%
CIT Group Inc.	Banks	2.02%
Jarden Corp.	Household Durables	1.92%
Hanger, Inc.	Health Care Providers & Services	1.90%
ResMed Inc.	Health Care Equipment & Supplies	1.84%
Kohl’s Corp.	Multiline Retail	1.82%

As of November 30, 2014, 100.2% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2014

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 20.4%
Automobiles - 1.3%
Harley-Davidson, Inc.	7,800	$543,504

Distributors - 1.1%
LKQ Corp. (a)	15,020	436,331

Hotels, Restaurants &
Leisure - 1.6%
Darden Restaurants, Inc.	11,475	653,960

Household Durables - 3.2%
D.R. Horton, Inc.	21,500	548,035
Jarden Corp. (a)	17,943	792,183
		1,340,218
Leisure Products - 1.1%
Brunswick Corp.	9,275	460,782

Multiline Retail - 2.9%
Kohl’s Corp.	12,610	751,808
Nordstrom, Inc.	5,800	442,888
		1,194,696
Specialty Retail - 6.0%
Bed Bath & Beyond Inc. (a)	12,780	937,669
Chico’s FAS, Inc.	19,725	313,036
Lumber Liquidators Holdings, Inc. (a)	8,150	518,258
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	2,100	265,629
Urban Outfitters, Inc. (a)	13,100	423,392
		2,457,984
Textiles, Apparel &
Luxury Goods - 3.2%
Coach, Inc.	11,055	410,362
Hanesbrands, Inc.	5,815	672,912
Michael Kors Holdings Ltd. (a)	2,875	220,541
		1,303,815
Consumer Staples - 3.0%
Food & Staples Retailing - 1.5%
The Fresh Market, Inc. (a)	15,100	618,496

Food Producers - 1.5%
Ingredion Inc.	2,775	230,963
The J. M. Smucker Co.	3,887	398,690
		629,653
Energy - 5.4%
Energy Equipment &
Services - 1.8%
Cameron Int’l. Corp. (a)	5,150	264,092
FMC Technologies, Inc. (a)	5,525	263,929
Helmerich & Payne, Inc.	3,195	222,212
		750,233
Oil, Gas & Consumable
Fuels - 3.6%
Cameco Corp.	11,025	204,955
Denbury Resources Inc.	6,710	55,425
Goodrich Petroleum Corp. (a)	29,900	180,895
Murphy Oil Corp.	5,101	246,990
Noble Energy, Inc.	12,075	593,848
Oasis Petroleum Inc. (a)	10,050	184,719
		1,466,832
Financials - 19.4%
Banks - 8.3%
Associated Banc-Corp	39,255	725,432
CIT Group Inc.	17,080	833,504
First Horizon National Corp.	65,820	839,863
Regions Financial Corp.	21,035	211,822
SunTrust Banks, Inc.	10,495	412,349
Zions Bancorporation	14,310	401,539
		3,424,509
Capital Markets - 2.9%
Eaton Vance Corp.	10,920	456,347
Northern Trust Corp.	10,855	735,209
		1,191,556
Consumer Finance - 1.3%
Discover Financial Services	8,029	526,301

Insurance - 1.7%
Cincinnati Financial Corp.	6,190	315,381
Unum Group	11,555	383,857
		699,238
Real Estate Investment
Trusts - 4.2%
Annaly Capital Management Inc.	36,675	422,496
DiamondRock Hospitality Co.	29,800	444,914
Host Hotels & Resorts Inc.	17,835	414,485
LaSalle Hotel Properties	11,320	456,988
		1,738,883
Thrifts & Mortgage
Finance - 1.0%
Flagstar Bancorp, Inc. (a)	26,025	396,621

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Shares	Value
COMMON STOCKS (continued)

Health Care - 16.0%
Biotechnology - 3.0%
Exact Sciences Corp. (a)	39,350	$976,667
Myriad Genetics, Inc. (a)	7,625	255,666
		1,232,333
Health Care Equipment &
Supplies - 6.1%
Hologic, Inc. (a)	20,025	536,670
Masimo Corp. (a)	6,750	177,188
Natus Medical Inc. (a)	9,875	338,021
ResMed Inc.	14,296	760,547
Thoratec Corp. (a)	8,000	249,520
Zimmer Holdings, Inc.	4,025	451,967
		2,513,913
Health Care Providers &
Services - 5.2%
Catamaran Corp. (a)	11,075	564,160
Hanger, Inc. (a)	36,525	783,461
McKesson Corp.	1,415	298,225
Patterson Cos., Inc.	10,080	485,654
		2,131,500
Health Care Technology - 1.2%
MedAssets Inc. (a)	26,190	506,515

Life Sciences Tools &
Services - 0.5%
Fluidigm Corp. (a)	7,200	221,976

Industrials - 11.7%
Air Freight & Logistics - 1.3%
Expeditors Int’l. of Washington, Inc.	11,900	557,158

Building Products - 2.3%
Masco Corp.	26,025	629,805
USG Corp. (a)	11,275	324,833
		954,638
Electrical Equipment - 2.8%
Regal-Beloit Corp.	7,405	535,530
Rockwell Automation, Inc.	5,375	620,329
		1,155,859
Machinery - 4.6%
Allison Transmission Holdings, Inc.	13,325	438,259
Ingersoll-Rand PLC	10,000	630,600
Mueller Water Products, Inc. Class A	23,100	219,219
SPX Corp.	6,675	598,681
		1,886,759
Trading Companies &
Distributors - 0.7%
W.W. Grainger, Inc.	1,238	304,152

Information Technology - 19.1%
Communications Equipment - 3.2%
Aruba Networks, Inc. (a)	21,500	402,265
JDS Uniphase Corp. (a)	67,606	901,864
		1,304,129
Electronic Equipment,
Instruments &
Components - 1.4%
InvenSense Inc. (a)	14,875	215,539
Maxwell Technologies, Inc. (a)	34,397	353,945
		569,484
Internet Software &
Services - 1.0%
Liquidity Services, Inc. (a)	40,675	427,494

IT Services - 2.2%
Alliance Data Systems Corp. (a)	2,000	571,740
Fiserv, Inc. (a)	4,944	353,447
		925,187
Semiconductors &
Semiconductor
Equipment - 8.6%
Altera Corp.	11,925	448,619
Broadcom Corp. Class A (a)	21,730	937,215
Cavium Inc. (a)	8,800	498,080
Linear Technology Corp.	9,690	446,031
Maxim Integrated Products, Inc.	21,066	622,922
NXP Semiconductors N.V. (a)	7,475	581,630
		3,534,497
Software - 1.4%
Electronic Arts Inc. (a)	5,115	224,702
Take-Two Interactive Software, Inc. (a)	13,535	374,378
		599,080
Technology Hardware,
Storage & Peripherals - 1.3%
Silicon Graphics Int’l. Corp. (a)	22,800	219,108
Stratasys Ltd. (a)	1,750	178,448
3D Systems Corp. (a)	3,450	121,716
		519,272
Materials - 3.4%
Chemicals - 2.5%
Ecolab Inc.	4,306	469,139
Int’l. Flavors & Fragrances Inc.	5,760	582,739
		1,051,878
Metals & Mining - 0.9%
Lundin Mining Corp. (a)	41,600	195,520
Stillwater Mining Co. (a)	14,800	194,324
		389,844

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Shares	Value
COMMON STOCKS (continued)

Utilities - 1.6%
Multi-Utilities - 1.6%
MDU Resources Group, Inc.	14,300	$350,636
SCANA Corp.	5,675	323,645
		674,281

TOTAL COMMON STOCKS
(COST $34,254,133)		41,293,561

SHORT-TERM INVESTMENTS - 0.2%

Money Market Funds - 0.2%
Fidelity Money Market Portfolio
Class I, 0.051% (b)	81,747	81,747

Total Money Market Funds		81,747

TOTAL SHORT-TERM
INVESTMENTS (COST $81,747)		81,747

TOTAL INVESTMENTS - 100.2%
(COST $34,335,880)		41,375,308

NET OTHER ASSETS AND
LIABILITIES - (0.2%)		(68,395)

NET ASSETS - 100.0%		$41,306,913

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2014.

N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2014

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 2.19% for the fiscal year ended November 30, 2014, as compared to its benchmark, the Barclays U.S. Government/Credit 1-5 Year Index, which returned 1.37%, and as compared to the Barclays U.S. Credit 1-5 Year Index, which returned 2.03%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/14
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	2.19%	4.99%	4.88%	5.72%
Barclays U.S. Gov’t./Credit 1-5 Year Index	1.37%	1.53%	2.10%	3.44%
Barclays U.S. Credit 1-5 Year Index	2.03%	3.22%	3.41%	4.20%

Gross Expense Ratio as of 03/31/14 was 0.74%.	30-Day SEC Yield as of 11/30/14 was 3.21%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Barclays® is a trademark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2014

Management Commentary

We are pleased that fiscal year performance for the Bond Fund was attractive relative to both its benchmark and to the Barclays U.S. Credit 1-5 Year Index. This year was really a tale of two halves. In the first half of the year, the Fund benefited from declining corporate spreads. Average 10-year corporate bond spreads at the BBB-rated quality level, which is the average credit rating of bonds in the Fund, narrowed by 42 basis points. Short-term interest rates fluctuated modestly over this period, and consequently didn’t produce a material impact on Fund performance. Therefore, this narrowing of credit spreads, combined with income from higher-yielding corporate bonds, resulted in strong performance relative to the Fund’s benchmark.

We noted in the Semi-Annual Report that it was unlikely Fund performance would be as attractive in the second half of the year, and this proved to be the case. In the back half of the year, Fund performance was negatively impacted by rising corporate spreads, which increased 30 basis points. This, coupled with poor performance from a handful of holdings, was too much for the Fund’s yield to overcome in that timeframe. Consequently, relative performance suffered in the second half of the fiscal year, but to a lesser degree than the Fund’s outperformance during the first half.

Market fluctuations in the second half of the year did present challenges, but they also provided new opportunities. We altered the composition of the Fund throughout the year as risks and opportunities changed, and the makeup of the portfolio consequently looks different at the end of the year than it did at the beginning. You can see some of the impacts of these changes in the following table:

	11/30/2013	11/30/2014
Duration	2.94 yrs.	2.39 yrs.
Average Years to Maturity	3.41 yrs.	2.77 yrs.
SEC Yield	2.87%	3.21%
Yield-to-Maturity	3.59%	4.06%

As we noted in the Semi-Annual Report, as corporate spreads declined at the longer end of the Fund’s maturity ladder, we began buying more securities at the short end of the maturity ladder. This activity resulted in a reduction in both the Fund’s duration and its average years to maturity. At the same time, rising corporate spreads led to an increase in both the SEC yield and yield-to-maturity of the Fund. The net result of these changes is that heading into the next fiscal year, the Fund may have less exposure to interest rate risk and has the potential to produce more income per share than it did coming into last year.

Even though we still believe interest-rate risk considerations outweigh those relating to credit risk in the current environment, as corporate spreads narrowed into the second half of the year, we gradually increased the portfolio’s exposure to U.S. Government and A-rated corporate bonds. In the last few months of the fiscal year, some of the Fund’s BBB-rated holdings were downgraded to below investment-grade, pushing up the Fund’s allocation in this credit category. We are comfortable holding some below-investment grade debt in the portfolio, but prefer the exposure to be lower than it was at the end of the fiscal year. We anticipate this level of exposure to below investment-grade debt as a temporary phenomenon that will likely be reduced going forward.

As always, we expect to adjust our exposure to interest rate risk and credit risk as market changes dictate. For now, however, we strongly favor the Fund’s positioning relative to that of its benchmark and peers.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 19 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2014

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Yield-to-Maturity is the rate of return anticipated on a bond if it is held until the maturity date, which takes into account the current market price, par value, coupon interest rate and time to maturity.

Credit Ratings are provided by Standard & Poor’s, who assign a rating based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

Although the makeup of the Fund’s portfolio is constantly changing, as of November 30, 2014, 86.39% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of November 30, 2014, 71.55% of the Fund’s portfolio was invested in bonds rated BBB. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns, but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2014

Portfolio Concentration at 11/30/14
(Includes cash and cash equivalents)
% Total Investments
Quality
U.S. Government & Agency Issues	1.99%
AA	1.50%
A	8.49%
BBB	71.55%
BB and Below	13.32%
Not Rated	3.15%
100.00%

Effective Maturity
Under 1 year	21.29%
1 to 3 years	34.79%
3 to 5 years	33.51%
5 to 7 years	7.11%
7 to 10 years	3.25%
Over 10 years	0.05%
100.00%

Asset Allocation
Corporate Bonds	86.39%
Asset-Backed Securities	8.41%
Taxable Municipal Bonds	2.62%
U.S. Government & Agency Issues	1.97%
Tax-Exempt Municipal Bonds	0.39%
Convertible Bonds	0.20%
Federal Agency Mortgage-Backed Securities	0.02%
100.00%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2014

	Principal
	Amount	Value
BONDS - 98.0%

Asset-Backed Securities - 8.2%
America West Airlines
7.930% due 1/2/2019,
Series 1999-1	$9,395,957	$10,382,532
8.057% due 7/2/2020,
Series 2000-1	31,592	35,857
7.100% due 4/2/2021,
Series 2001-1	5,933,730	6,556,771

Ameritech Capital Funding Corp.
9.100% due 6/1/2016	3,178	3,462

AWAS Aviation Capital Ltd.
7.000% due 10/17/2016 (f)	39,501,000	40,291,020

Basketball Properties Ltd.
6.650% due 3/1/2025 (f)	5,202,119	5,642,171

Beaver Valley II Funding
9.000% due 6/1/2017	2,000	2,160

British Airways PLC
5.625% due 6/20/2020,
Series 2013-1 (f)	46,740,793	49,545,241
5.625% due 6/20/2020,
Series 2013-1 B (f)	97,354	103,196

Bvps II Funding Corp.
8.890% due 6/1/2017	23,000	24,115

Continental Airlines
9.000% due 7/8/2016,
Series 2009-1	671,724	738,897
6.748% due 3/15/2017,
Series 1998-1 B	101,299	106,992
9.250% due 5/10/2017,
Series 2009-2 B	509,259	556,366
6.648% due 9/15/2017,
Series 1998-1 A	2,652,690	2,765,430
6.900% due 1/2/2018,
Series 1997-4 A	494,929	520,319
6.820% due 5/1/2018,
Series 1998-3 A-1	160,152	171,363
6.000% due 1/12/2019,
Series 2010-1 B	2,569,363	2,659,291
6.250% due 4/11/2020,
Series 2012-1 B	4,835,978	5,114,047
5.500% due 10/29/2020,
Series 2012-2 B	8,634,003	8,936,193

Delta Air Lines
6.750% due 11/23/2015,
Series 2010-2 B (f)	37,426,000	38,923,040
6.375% due 1/2/2016,
Series 2010-1 B (f)	13,453,000	13,991,120
9.750% due 12/17/2016,
Series 2009-1 B	804,384	908,953
6.821% due 8/10/2022,
Series 2007-1 A	9,666,474	11,201,510
6.718% due 1/2/2023,
Series 2002-1 G-1	4,275	4,905

Doric Nimrod Air Alpha
6.125% due 11/30/2019,
Series 2013-1B (f)	37,002,831	39,315,508
6.125% due 11/30/2019,
Series 2013-1B (f)	6,837,024	7,264,338

Doric Nimrod Air
Finance Alpha Ltd.
6.500% due 5/30/2021,
Series 2012-1 B (f)	26,640,231	28,123,798

Express Pipeline LP
7.390% due 12/31/2017 (f)	1,788,000	1,898,076

Federal Express Corp.
7.630% due 1/1/2015,
Series 1993	915,785	924,943
7.020% due 1/15/2016,
Series 1998	1,525,620	1,586,645
7.840% due 1/30/2018,
Series 1996	280,702	315,088

FPL Energy Caithness
Funding Corp.
7.645% due 12/31/2018 (f)	1,918,550	1,976,107

General American Railcar
6.690% due 9/20/2016,
Series 1997-1 (f)	167,770	176,159
7.760% due 8/20/2018,
Series III (f)	735,379	836,579

Hidden Ridge Facility
5.650% due 1/1/2022 (f)	4,332,222	4,647,842

Landmark Leasing LLC
6.200% due 10/1/2022,
Series 2004A (f)	252,269	259,617

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
Midwest Family Housing LLC
5.168% due 7/1/2016 (f)	$172,000	$173,656

Northwest Airlines
7.691% due 4/1/2017,
Series 2001-1 B	86,725	95,831
8.028% due 11/1/2017,
Series 2007-1 B	101,684	114,903
7.575% due 3/1/2019,
Series 1999-2 A	1,162,432	1,304,830
7.150% due 10/1/2019,
Series 2000-1 G (b)	29,405	33,007
7.027% due 11/1/2019,
Series 2007-1 A	12,665,715	14,454,114
6.264% due 11/20/2021,
Series 2002-1 G-2	715,893	766,006
7.041% due 4/1/2022,
Series 2001-1 A-1	397,287	464,826

United Air Lines
10.400% due 11/1/2016,
Series 2009-1	2,520,324	2,819,486

US Airways
8.360% due 1/20/2019,
Series 1999-1A	98,833	110,694

Virgin Australia Trust
5.000% due 10/23/2023,
Series 2013-1A (f)	272,979	282,534

Total Asset-Backed Securities		307,129,538

Convertible Bonds - 0.2%

Hospitality Properties Trust
3.800% due 3/15/2027	7,309,000	7,309,000

Total Convertible Bonds		7,309,000

Corporate Bonds - 84.7%
Advance Auto Parts, Inc.
5.750% due 5/1/2020	21,826,000	24,719,320

Air Lease Corp.
4.500% due 1/15/2016	29,742,000	30,485,550
5.625% due 4/1/2017	34,210,000	36,775,750

Alcoa Inc.
5.550% due 2/1/2017	118,000	127,434
6.750% due 7/15/2018	17,518,000	19,858,002
5.720% due 2/23/2019	6,233,000	6,894,708

Aluminum Company
of America
6.500% due 6/15/2018	25,301,000	28,485,257

American Express
6.650% due 9/15/2015	91,000	94,873
6.900% due 9/15/2015	277,000	289,798

American Financial Group, Inc.
9.875% due 6/15/2019	1,751,000	2,269,615

American General Finance
6.000% due 12/15/2014	1,000,000	1,000,819

Ameriprise Financial, Inc.
7.518% due 6/1/2066 (b)	3,329,000	3,578,675

Arden Realty LP
5.250% due 3/1/2015	3,070,000	3,070,000

Astoria Financial Corp.
5.000% due 6/19/2017	30,361,000	32,521,094

Aviation Capital Group Corp.
3.875% due 9/27/2016 (f)	1,639,000	1,685,367
4.625% due 1/31/2018 (f)	1,080,000	1,123,982

Avnet, Inc.
6.000% due 9/1/2015	1,320,000	1,369,683
6.625% due 9/15/2016	551,000	601,726

Avon Products, Inc.
5.750% due 3/1/2018	9,683,000	9,695,104
6.500% due 3/1/2019	66,202,000	67,360,535
4.600% due 3/15/2020	500,000	468,255

Bank of America Corp.
4.200% due 3/15/2015	94,000	94,010
4.000% due 4/15/2015	64,000	64,650
4.250% due 5/15/2015	37,000	37,501
4.200% due 6/15/2015	10,000	10,097

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Bank of America Corp. (continued)
4.350% due 6/15/2015	$103,000	$104,551
5.350% due 9/15/2015	576,000	593,178
5.500% due 9/15/2015	41,000	42,346
3.950% due 11/2/2015 (b)	70,000	71,043
5.250% due 12/1/2015	421,000	438,734
6.000% due 8/15/2017	115,000	125,339
6.050% due 8/15/2017	948,000	1,044,382
5.750% due 12/1/2017	555,000	617,730
5.350% due 3/15/2018	81,000	88,066
5.800% due 2/15/2019	10,000	11,125
7.625% due 6/1/2019	730,000	888,405
6.400% due 8/15/2019	141,000	163,326
6.750% due 8/15/2019	671,000	781,410
2.864% due 10/9/2024 (b)	35,000,000	34,979,000

Barclays Bank PLC
2.000% due 12/23/2014	25,000	25,022

Biomet, Inc.
6.500% due 8/1/2020	1,500,000	1,605,930

BMC Software, Inc.
7.250% due 6/1/2018	26,928,000	26,322,120

Boston Scientific Corp.
6.250% due 11/15/2015 (b)	3,358,000	3,526,786

Brocade Communications
Systems, Inc.
6.875% due 1/15/2020	83,964,000	87,112,650

CA, Inc.
6.125% due 12/1/2014	20,000	20,000

Carpenter Technology Corp.
6.990% due 4/20/2018	415,000	453,679
7.060% due 5/21/2018	500,000	542,952
7.030% due 5/22/2018	8,000	8,680

Caterpillar Financial
Services Corp.
1.550% due 6/15/2015	101,000	101,239

Centel Capital Corp.
9.000% due 10/15/2019	10,000	12,090

CenterPoint Energy, Inc.
6.850% due 6/1/2015	254,000	261,831

Centrais Eletricas
Brasileiras S.A.
6.875% due 7/30/2019 (f)	32,373,000	34,535,516
6.875% due 7/30/2019 (f)	1,345,000	1,434,846
5.750% due 10/27/2021 (f)	16,365,000	16,201,350

Citigroup, Inc.
2.184% due 12/28/2014 (b)	1,050,000	1,041,768
4.875% due 5/7/2015	991,000	1,008,839
4.250% due 12/15/2018 (c)	250,000	249,947
5.350% due 5/15/2023 (b)(e)	13,000,000	12,090,000
2.789% due 10/15/2024 (b)	35,000,000	34,381,550

Cliffs Natural Resources Inc.
5.200% due 1/15/2018 (b)	6,463,000	5,041,140
5.900% due 3/15/2020	63,404,000	42,480,680
4.800% due 10/1/2020	100,000	63,000
4.875% due 4/1/2021	1,268,000	811,520

CNA Financial Corp.
6.950% due 1/15/2018	605,000	692,588

Coca-Cola HBC Finance B.V.
5.500% due 9/17/2015	176,000	181,676

Columbia Property Trust
5.875% due 4/1/2018	130,000	137,302

Commercial Net Lease Realty, Inc.
6.150% due 12/15/2015	443,000	466,893

CommonWealth REIT
5.875% due 9/15/2020	17,777,000	19,639,372

Computer Sciences Corp.
6.500% due 3/15/2018	19,477,000	21,916,202

Continental Resources, Inc.
7.375% due 10/1/2020	5,927,000	6,401,160
7.125% due 4/1/2021	4,799,000	5,278,900

Con-way Inc.
7.250% due 1/15/2018	13,089,000	14,898,620

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Copano Energy, LLC
7.125% due 4/1/2021	$2,722,000	$2,975,835

Countrywide Financial Corp.
6.250% due 5/15/2016	952,000	1,018,850
5.250% due 5/27/2020	372,000	371,077
6.000% due 8/26/2020 (c)	140,000	140,002

Countrywide Home Loans, Inc.
6.000% due 1/24/2018	1,112,000	1,111,986
5.500% due 5/16/2018	249,000	247,407

Coventry Health Care, Inc.
5.950% due 3/15/2017	354,000	390,001

Crown Castle Towers LLC
3.214% due 8/15/2015 (f)	6,650,000	6,770,212

Darden Restaurants, Inc.
6.450% due 10/15/2017 (b)	6,485,000	7,187,300

Dayton Hudson Corp.
9.520% due 6/10/2015	90,000	93,053

Deutsche Bank Financial LLC
5.375% due 3/2/2015	130,000	131,493

Development Bank
of Kazakhstan
6.500% due 6/3/2020 (f)	3,555,000	3,848,287

Discover Financial Services
6.450% due 6/12/2017	590,000	657,232
10.250% due 7/15/2019	11,193,000	14,441,690

Dominion Resources, Inc.
7.500% due 6/30/2066 (b)	18,291,000	19,479,915

Domtar Corp.
7.125% due 8/15/2015	248,000	257,522
9.500% due 8/1/2016	885,000	984,206
10.750% due 6/1/2017	33,419,000	39,810,785

Dow Chemical Co.
2.850% due 5/15/2016	18,000	18,043
2.900% due 5/15/2016	200,000	200,104
2.350% due 8/15/2016	20,000	19,948

Duquesne Light Holdings Inc.
5.500% due 8/15/2015	6,959,000	7,180,359

Embraer Overseas Ltd.
6.375% due 1/24/2017	9,271,000	9,966,325

Endurance Specialty
Holdings Ltd.
6.150% due 10/15/2015	6,313,000	6,592,035

Entergy Corp.
3.625% due 9/15/2015	1,204,000	1,225,606

Enterprise Products
Operating LLC
7.000% due 6/1/2067 (b)	9,613,000	9,997,520
7.034% due 1/15/2068 (b)	1,483,000	1,649,837

Everest Reinsurance
Holdings Inc.
6.600% due 5/15/2037 (b)	8,692,000	8,952,760

Expedia, Inc.
7.456% due 8/15/2018	17,549,000	20,521,081
5.950% due 8/15/2020	18,711,000	21,079,139

Fairfax Financial Holdings Ltd.
8.250% due 10/1/2015	2,024,000	2,134,150
7.375% due 4/15/2018	29,666,500	33,783,943
5.800% due 5/15/2021 (f)	12,040,000	13,016,781

Fidelity National Financial, Inc.
6.600% due 5/15/2017	16,009,000	17,741,750

Fifth Third Bancorp
4.900% due 9/30/2019 (b)(e)	77,893,000	75,548,421

First Midwest Bancorp, Inc.
5.875% due 11/22/2016	1,175,000	1,252,458

Fortune Brands, Inc.
5.375% due 1/15/2016	10,000	10,494

Frontier Oil Corp.
6.875% due 11/15/2018	27,648,000	28,615,680

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Gazprom OAO Via Gaz
Capital S.A.
6.212% due 11/22/2016 (f)	$7,000,000	$7,105,000
8.146% due 4/11/2018 (f)	4,500,000	4,764,690
9.250% due 4/23/2019 (f)	30,596,000	33,912,606
9.250% due 4/23/2019 (f)	30,000,000	33,252,000

GE Capital Trust I
6.375% due 11/15/2067 (b)	20,107,000	21,715,560

General Electric Capital Corp.
5.250% due 6/15/2015	25,000	25,578
5.400% due 6/15/2015	59,000	60,159
5.500% due 8/15/2015	30,000	30,943
5.000% due 4/15/2016	45,000	47,794
6.750% due 4/15/2018	373,000	424,954
6.300% due 5/15/2018	1,790,000	2,012,370
6.000% due 7/15/2018	57,000	64,232
6.000% due 7/15/2018	39,000	43,933
0.612% due 5/5/2026 (b)	613,000	573,232
6.375% due 11/15/2067 (b)	52,298,000	56,377,244

Genworth Financial Inc.
8.625% due 12/15/2016	8,264,000	8,938,689
6.515% due 5/22/2018	19,488,000	20,246,765
7.700% due 6/15/2020	8,418,000	8,785,202
7.200% due 2/15/2021	423,000	427,266

GFI Group Inc.
10.375% due 7/19/2018 (b)	58,453,000	68,974,540

Goldman Sachs Group, Inc.
5.625% due 1/15/2017	565,000	611,090
2.000% due 6/17/2023 (b)	1,764,000	1,731,101

Great Plains Energy Inc.
6.875% due 9/15/2017	30,000	33,317

Harsco Corp.
5.750% due 5/15/2018	23,184,000	24,575,040

HCP, Inc.
7.072% due 6/8/2015	589,000	607,648

Hillshire Brands Co.
2.750% due 9/15/2015	209,000	211,528

Horace Mann Educators Corp.
6.050% due 6/15/2015	10,000	10,219
6.850% due 4/15/2016	9,258,000	9,965,182

Hospira, Inc.
6.050% due 3/30/2017	13,217,000	14,419,668

Hospitality Properties Trust
6.300% due 6/15/2016	1,507,000	1,582,880
5.625% due 3/15/2017	12,258,000	13,238,174
6.700% due 1/15/2018	5,007,000	5,576,511

Host Hotels & Resorts LP
5.875% due 6/15/2019	4,155,000	4,373,088
6.000% due 11/1/2020	2,712,000	2,887,374

HRPT Properties Trust
5.750% due 11/1/2015	502,000	510,687
6.250% due 8/15/2016	4,640,000	4,877,972
6.250% due 6/15/2017	5,658,000	6,133,227
6.650% due 1/15/2018	33,478,000	36,901,661

HSBC Finance Corp.
4.000% due 1/15/2015	15,000	15,042
4.950% due 2/15/2015	27,000	27,066
4.000% due 3/15/2015	41,000	41,415
4.050% due 3/15/2015	43,000	43,269
3.800% due 4/15/2015	21,000	21,131
3.700% due 6/15/2015	10,000	10,129
4.150% due 7/15/2015	59,000	59,885
5.600% due 2/15/2018	250,000	273,549

Ingram Micro Inc.
5.250% due 9/1/2017	1,000,000	1,089,896

International Game Technology
7.500% due 6/15/2019	6,725,000	7,441,858

International Lease
Finance Corp.
6.750% due 9/1/2016 (f)	38,306,000	41,083,185

ITT Hartford Financial
Services Group, Inc.
7.300% due 11/1/2015	50,000	52,924

J.C. Penney Corp, Inc.
6.875% due 10/15/2015	1,967,000	2,050,597

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Jabil Circuit, Inc.
7.750% due 7/15/2016	$2,779,000	$3,029,110
8.250% due 3/15/2018	70,999,000	82,003,845

John Hancock Life Ins. Co.
5.450% due 9/15/2015	201,000	207,951
5.450% due 10/15/2015	29,000	29,949
5.500% due 11/15/2015	75,000	77,940
5.250% due 12/15/2015	25,000	25,914
5.500% due 12/15/2015	25,000	26,105
5.000% due 4/15/2016	60,000	62,663

JPMorgan Chase & Co.
7.900% due 4/30/2018 (b)(e)	78,324,000	85,029,318
5.250% due 5/15/2018	65,000	64,824
5.250% due 3/15/2019	20,000	19,698

Lexmark International, Inc.
6.650% due 6/1/2018	3,876,000	4,365,333

LG&E and KU Energy LLC
2.125% due 11/15/2015 (f)	150,000	151,444

Liberty Property LP
5.125% due 3/2/2015	58,000	58,650

Lincoln National Corp.
7.000% due 5/17/2066 (b)	12,000,000	12,240,000

Macy’s Retail Holdings Inc.
8.125% due 8/15/2035	251,000	264,349

Manufacturers & Traders
Trust Co.
5.585% due 12/28/2020 (b)	2,967,000	3,092,332
5.629% due 12/1/2021 (b)	1,002,000	1,045,006

Marriott International, Inc.
5.810% due 11/10/2015	373,000	390,416

Masco Corp.
4.800% due 6/15/2015	11,265,000	11,478,201
6.125% due 10/3/2016	5,053,000	5,387,761
5.850% due 3/15/2017	3,792,000	4,085,080
6.625% due 4/15/2018	13,441,000	14,818,702
7.125% due 3/15/2020	1,440,000	1,659,600

Maytag Corp.
5.000% due 5/15/2015	295,000	300,225

MBIA Inc.
6.400% due 8/15/2022	70,380,000	69,676,200

MBNA Corp.
5.000% due 6/15/2015	900,000	920,207

Merrill Lynch & Co.
5.300% due 9/30/2015	1,712,000	1,777,481
6.400% due 8/28/2017	3,048,000	3,427,717
6.875% due 4/25/2018	233,000	270,245
6.500% due 7/15/2018	2,668,000	3,063,003
6.875% due 11/15/2018	2,316,000	2,720,413
8.400% due 11/1/2019	310,000	382,684

Midcontinent Express
Pipeline LLC
6.700% due 9/15/2019 (f)	4,665,000	5,201,475

Morgan Stanley
5.375% due 10/15/2015	600,000	624,768
5.750% due 10/18/2016	2,178,000	2,357,853
5.950% due 12/28/2017	2,933,000	3,292,765
6.625% due 4/1/2018	10,152,000	11,676,120
7.300% due 5/13/2019	4,020,000	4,828,406
6.250% due 7/8/2019 (c)	201,000	205,010
5.625% due 9/23/2019	400,000	455,808
5.500% due 1/26/2020	10,000	11,339

Mylan Inc.
7.875% due 7/15/2020 (f)	11,945,000	12,831,618

National City Bank of Indiana
4.250% due 7/1/2018	200,000	215,131

National Retail Properties Inc.
6.875% due 10/15/2017	2,273,000	2,599,003

National Rural Utilities
2.450% due 2/15/2015	20,000	19,989
7.200% due 10/1/2015	30,000	31,430
7.200% due 10/1/2015	50,000	52,598

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
NationsBank Corp.
7.750% due 8/15/2015	$2,510,000	$2,630,696

Nationwide Building Society
5.000% due 8/1/2015 (f)	250,000	255,477

Navient Corp.
5.250% due 9/15/2015	75,000	75,015
4.700% due 12/15/2017 (c)	33,000	32,459
5.450% due 12/15/2018 (c)	46,000	45,650
5.250% due 3/15/2019	42,000	41,375
6.000% due 3/15/2019 (c)	61,000	59,977

NCNB Corp.
10.200% due 7/15/2015	274,000	289,891

NET Servicos de
Comunicacao S.A.
7.500% due 1/27/2020	51,310,000	53,670,260

NIPSCO Capital Markets, Inc.
7.860% due 3/27/2017	96,000	107,059

Noble Holding Int’l. Ltd.
3.450% due 8/1/2015	502,000	510,548

Northern Indiana Public
Service Co.
7.590% due 6/12/2017	182,000	203,594

Odyssey Re Holdings Corp.
6.875% due 5/1/2015	72,000	73,573

Omega Healthcare Investors, Inc.
6.750% due 10/15/2022	17,210,000	18,285,625

Owens Corning
6.500% due 12/1/2016	217,000	237,939

Pemex Project Funding
Master Trust
9.250% due 3/30/2018	20,000	23,703

Petrobras Energia S.A.
5.875% due 5/15/2017 (f)	13,500,000	13,972,500
5.875% due 5/15/2017 (f)	24,549,000	25,408,215

Petrobras Int’l.
Finance Co. S.A.
2.875% due 2/6/2015	1,345,000	1,342,297
8.375% due 12/10/2018	727,000	815,985
7.875% due 3/15/2019	21,903,200	24,060,665
5.750% due 1/20/2020	11,320,000	11,602,774
5.375% due 1/27/2021	1,865,000	1,856,943

Pitney Bowes Inc.
5.000% due 3/15/2015	867,000	877,622
5.750% due 9/15/2017	11,000	12,137
4.750% due 5/15/2018	102,000	109,528
6.250% due 3/15/2019	918,000	1,042,906
5.250% due 1/15/2037	2,806,000	3,022,281

Plains Exploration &
Production Co.
6.125% due 6/15/2019	12,983,000	14,151,470
7.625% due 4/1/2020	10,352,000	10,979,072
6.500% due 11/15/2020	17,827,000	19,386,862
6.625% due 5/1/2021	30,335,000	33,178,906
6.750% due 2/1/2022	14,445,000	16,124,231
6.875% due 2/15/2023	2,364,000	2,667,301

Platinum Underwriters
Finance, Inc.
7.500% due 6/1/2017	15,976,000	18,015,304

Plum Creek Timberlands LP
5.875% due 11/15/2015	50,000	52,209

PNC Financial Services Group
6.750% due 8/1/2021 (b)(e)	34,389,000	37,573,421

PNC Funding Corp.
5.250% due 11/15/2015	352,000	366,269

PNM Resources Inc.
9.250% due 5/15/2015	3,067,000	3,175,336

PPF Funding, Inc.
5.625% due 1/15/2017 (f)	245,000	260,466

Principal Life Income
Funding Trusts
3.580% due 4/1/2016 (b)	50,000	51,040

Prologis, Inc.
6.875% due 3/15/2020	69,000	81,937

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Provident Cos., Inc.
7.000% due 7/15/2018	$1,057,000	$1,216,724

Prudential Financial, Inc.
5.000% due 3/16/2015	142,000	143,860
5.250% due 5/15/2015	15,000	15,325
8.875% due 6/15/2038 (b)	33,958,000	40,112,887

QVC Inc.
7.375% due 10/15/2020 (f)	32,109,000	33,834,859

Regions Bank / Birmingham AL
7.500% due 5/15/2018	15,723,000	18,367,341

Regions Financial Corp.
5.750% due 6/15/2015	5,378,000	5,503,291

Reinsurance Group of
America, Inc.
6.750% due 12/15/2065 (b)	33,768,000	34,443,360

Rogers Communications Inc.
6.750% due 3/15/2015	6,000	6,105

Russian Agricultural Bank
OJSC via RSHB Capital S.A.
5.298% due 12/27/2017 (f)	10,000,000	9,512,500
5.298% due 12/27/2017 (f)	2,000,000	1,902,500
7.750% due 5/29/2018 (f)	5,000,000	5,055,150

Russian Railways via RZD
Capital PLC
5.739% due 4/3/2017 (f)	12,120,000	12,023,888
5.700% due 4/5/2022 (f)	39,200,000	35,672,000

Seagate HDD Cayman
6.875% due 5/1/2020	71,871,000	76,003,582
7.000% due 11/1/2021	569,000	628,745

Security Benefit Life Insurance
8.750% due 5/15/2016 (f)	8,000,000	8,602,632

Seminole Indian Tribe of Florida
8.030% due 10/1/2020 (f)	33,300,000	36,463,500

SESI LLC
6.375% due 5/1/2019	30,286,000	31,573,155
7.125% due 12/15/2021	47,391,000	52,130,100

Skyway Concession Co. LLC
0.513% due 6/30/2017 (b)(f)	17,825,000	17,112,000

SL Green Realty Corp.
5.000% due 8/15/2018	16,215,000	17,491,234

SLM Corp.
3.500% due 12/15/2014 (b)	444,000	444,004
3.650% due 9/15/2015 (b)	90,000	89,820
5.000% due 9/15/2015	55,000	55,006
5.000% due 9/15/2015	140,000	139,705
5.000% due 9/15/2015	46,000	45,906
5.150% due 3/15/2017	3,085,000	3,069,813
4.800% due 6/15/2017 (c)	59,000	58,307
5.100% due 6/15/2017 (c)	35,000	34,816
5.450% due 3/15/2018	74,000	73,641
5.600% due 3/15/2018	30,000	29,792
5.000% due 6/15/2018	168,000	166,320
5.600% due 6/15/2018	29,000	28,918
8.450% due 6/15/2018	9,790,000	11,062,700
5.200% due 12/15/2018 (c)	30,000	29,765
5.500% due 3/15/2019	800,000	796,854
5.900% due 3/15/2019 (c)	30,000	29,573
6.000% due 3/15/2019 (c)	110,000	109,005
6.200% due 3/15/2019 (c)	44,000	42,608
6.600% due 3/15/2019 (c)	375,000	369,434
5.190% due 4/24/2019	731,000	731,914
3.950% due 5/3/2019 (b)	217,000	211,050
5.000% due 6/15/2019	158,000	156,712
5.000% due 6/15/2019	48,000	47,752
6.000% due 6/15/2019	94,000	93,389
6.000% due 9/15/2019	43,000	42,367
8.000% due 3/25/2020	20,888,000	23,577,330
6.250% due 9/15/2020 (c)	154,000	152,277
6.500% due 12/15/2020 (c)	71,000	69,300
6.750% due 12/15/2020 (c)	306,000	298,507
6.750% due 12/15/2020 (c)	95,000	94,740
6.000% due 6/15/2021 (c)	67,000	66,063
6.000% due 6/15/2021	40,000	39,470
6.000% due 6/15/2021	251,000	244,138
6.000% due 6/15/2021	381,000	368,396
6.150% due 6/15/2021	271,000	266,875
6.150% due 6/15/2021	152,000	150,114
7.000% due 6/15/2021 (c)	194,000	190,608
7.250% due 1/25/2022	805,000	883,487
5.400% due 4/25/2023 (c)	70,000	64,433

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
StanCorp Financial Group, Inc.
6.900% due 6/1/2067 (b)	$14,674,000	$15,224,275

Standard Chartered PLC
4.000% due 7/12/2022 (b)(f)	37,273,000	38,224,729

Stanley Black & Decker Inc.
5.750% due 12/15/2053 (b)	32,733,000	35,024,310

State Bank of India/London
4.125% due 8/1/2017 (f)	9,500,000	9,951,915

Steelcase Inc.
6.375% due 2/15/2021	787,000	914,349

Sunoco, Inc.
9.625% due 4/15/2015	6,855,000	7,068,958

SunTrust Bank
5.000% due 9/1/2015	690,000	712,127
5.450% due 12/1/2017	51,000	56,176

Susa Partnership L.P.
8.200% due 6/1/2017	16,000	18,399
7.450% due 7/1/2018	130,000	150,963

Symantec Corp.
2.750% due 9/15/2015	191,000	193,671

Tech Data Corp.
3.750% due 9/21/2017	4,301,000	4,469,707

Teck Resources Ltd.
5.375% due 10/1/2015	1,077,000	1,114,635

Telecom Italia
6.999% due 6/4/2018	14,618,000	16,335,615

Texas Gas Transmission, LLC
4.600% due 6/1/2015	710,000	724,118

Transatlantic Holdings, Inc.
5.750% due 12/14/2015	1,429,000	1,501,210

Transocean Inc.
6.000% due 3/15/2018	33,366,000	35,081,480
7.375% due 4/15/2018	4,933,000	5,381,237

UDR, Inc.
5.250% due 1/15/2015	690,000	693,769

Union Electric Co.
4.750% due 4/1/2015	15,000	15,214

Unitrin, Inc.
6.000% due 11/30/2015	10,869,000	11,372,582
6.000% due 5/15/2017	22,817,000	24,906,695

Unum Group
7.125% due 9/30/2016	1,200,000	1,329,373

URS Corp.
3.850% due 4/1/2017	9,128,000	9,128,000

Washington Real Estate
Investment Trust
5.350% due 5/1/2015	72,000	73,250

Wells Fargo & Co.
7.980% due 3/15/2018 (b)(e)	77,181,000	85,285,005

Western Union Co.
5.930% due 10/1/2016	33,095,000	35,844,996

Westvaco Corp.
7.650% due 3/15/2027	248,000	278,850
7.500% due 6/15/2027	626,000	710,354

Weyerhaeuser Co.
6.950% due 8/1/2017	195,000	220,308

White Mountains Re
Group, Ltd.
6.375% due 3/20/2017 (f)	9,496,000	10,509,375

Willis N.A. Inc.
6.200% due 3/28/2017	2,176,000	2,374,033

Wyndham Worldwide
6.000% due 12/1/2016	2,615,000	2,837,118
5.750% due 2/1/2018	2,046,000	2,206,955

Wynn Las Vegas LLC
7.875% due 5/1/2020	7,540,000	7,973,550
7.750% due 8/15/2020	71,551,000	76,201,815

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

Principal
Amount		Value
BONDS (continued)

Corporate Bonds (continued)
XL Group PLC
6.500% due 4/15/2017 (b)(e)	$90,235,000	$87,076,775

ZFS Finance USA Trust II
6.450% due 12/15/2065 (b)(f)	5,000,000	5,325,000

Zions Bancorporation
4.500% due 3/27/2017	1,125,000	1,188,997

Total Corporate Bonds		3,152,464,377

Federal Agency Mortgage-
Backed Securities - 0.0%
Fannie Mae
7.000% due 7/1/2015,
Series 53-5461F	585	591
8.000% due 9/1/2015,
Series 53-5460F	1,335	1,350
6.500% due 1/1/2019,
Series 76-9194F	34,951	37,129
6.000% due 10/1/2037,
Series 88-8736F	185,369	203,597
6.000% due 3/1/2038,
Series 25-7134F	137,678	151,233

Freddie Mac
4.500% due 5/1/2018,
Series P1-0032	24,208	24,603
6.500% due 12/1/2018,
Series C9-0241	24,928	28,361
6.000% due 11/1/2021,
Series G1-2449	42,013	46,208
6.000% due 2/1/2022,
Series G1-2758	82,297	90,622

Ginnie Mae
5.500% due 6/15/2017,
Series 58-4476X	1,012	1,063
5.500% due 7/20/2018,
Series 00-3411M	8,301	8,777
7.000% due 5/15/2033,
Series 78-2071X	40,765	48,211
5.500% due 6/20/2038,
Series 00-4163M	25,589	27,460

Total Federal Agency
Mortgage-Backed Securities		669,205

Taxable Municipal Bonds - 2.6%
California Earthquake Authority
6.169% due 7/1/2016	590,000	607,759

Casino Reinvestment
Development Authority NJ
5.340% due 6/1/2020	9,765,000	10,011,273

City of Atlantic City NJ
4.750% due 12/15/2015	220,000	226,785

City of Cleveland OH Airport
System Revenue
5.239% due 1/1/2017	650,000	667,134

City of Detroit MI Water Supply
System Revenue
3.607% due 7/1/2016	325,000	321,734

City of Miami FL
6.750% due 12/1/2018	1,310,000	1,444,157

County of Reeves TX Certs.
of Participation
5.150% due 12/1/2014	20,000	20,000
4.250% due 12/1/2015	10,000	10,082
6.150% due 12/1/2015	1,000,000	1,032,130
7.000% due 12/1/2015	35,000	36,414
5.000% due 12/1/2016	65,000	67,033
6.000% due 12/1/2016	75,000	77,028
5.000% due 12/1/2017	45,000	46,551
6.250% due 12/1/2017	20,000	20,543
7.400% due 12/1/2017	195,000	202,467
5.625% due 12/1/2018	25,000	26,386
6.500% due 12/1/2018	125,000	128,525
7.500% due 12/1/2018	35,000	36,326
6.750% due 12/1/2019	615,000	629,772
6.125% due 12/1/2020	375,000	402,315
6.875% due 12/1/2020	370,000	379,949
6.375% due 12/1/2021	45,000	48,732
7.000% due 12/1/2021	380,000	390,176
7.700% due 12/1/2021	3,340,000	3,451,957

Fannin County TX Public
Facility Corp.
2.950% due 10/1/2015	335,000	338,052
3.950% due 10/1/2016	675,000	686,509
4.600% due 10/1/2017	740,000	756,213
5.200% due 10/1/2019	515,000	528,555
5.650% due 10/1/2021	825,000	857,637

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

Taxable Municipal Bonds (continued)
Garza County TX Public
Facility Corp.
6.200% due 10/1/2020	$1,675,000	$1,752,234

Guam Gov’t.
Waterworks Authority
1.880% due 7/1/2016	3,320,000	3,313,094
2.516% due 7/1/2017	210,000	208,986

Harris County-Houston TX
Sports Authority
6.500% due 11/15/2016	125,000	126,624

Kentucky Economic
Development Finance
Authority
7.000% due 12/1/2021	210,000	213,423

Lancaster PA Parking Authority
5.760% due 12/1/2017	520,000	541,414

LL & P Wind Energy, Inc. WA
5.733% due 12/1/2017 (f)	865,000	876,972
5.983% due 12/1/2022 (f)	8,595,000	8,916,023

Los Angeles CA Community
College District
4.760% due 8/1/2015	40,000	40,107

Memphis TN Health
Educational & Housing
Facility Board
4.500% due 3/1/2018	240,000	238,946

New Jersey Economic
Development Authority
5.000% due 6/15/2017 (f)	810,000	824,499

Pontotoc County OK
Educational Facilities
Authority
4.119% due 9/1/2023	360,000	372,323

Puerto Rico Commonwealth
Gov’t. Development Bank
4.704% due 5/1/2016	24,080,000	20,604,052
3.875% due 2/1/2017	8,000,000	6,357,600
4.375% due 2/1/2019	12,395,000	8,910,642

San Luis AZ Facility
Development Corp.
4.050% due 5/1/2016	1,005,000	1,006,116
4.650% due 5/1/2017	1,130,000	1,133,243
5.050% due 5/1/2018	780,000	789,149
5.350% due 5/1/2019	1,240,000	1,243,088
5.600% due 5/1/2020	670,000	682,047
5.700% due 5/1/2020	850,000	867,187
5.800% due 5/1/2021	1,055,000	1,076,037
5.900% due 5/1/2021	980,000	1,001,746
6.100% due 5/1/2022	1,030,000	1,045,553
6.200% due 5/1/2022	1,035,000	1,052,947

Summit County OH
Development Finance
Authority
6.250% due 5/15/2026	455,000	482,414

West Texas Detention
Facility Corp.
3.800% due 11/1/2016	1,000,000	1,018,000
4.400% due 11/1/2017	1,195,000	1,233,013
4.700% due 11/1/2018	920,000	951,657

Willacy County TX Local
Gov’t. Corp.
7.800% due 12/1/2028	1,560,000	1,672,663

Willacy County TX Public
Facility Corp.
5.000% due 12/1/2015	1,230,000	1,255,387
6.000% due 12/1/2016	1,330,000	1,397,577
6.000% due 12/1/2017	390,000	414,976
5.600% due 12/1/2018	420,000	446,149

Total Taxable Municipal Bonds		95,518,082

Tax-Exempt Municipal Bonds - 0.4%
Casino Reinvestment
Development Authority NJ
5.250% due 6/1/2019	5,000,000	5,101,550

Harris County-Houston TX
Sports Authority
0.000% due 11/15/2019 (d)	11,680,000	8,947,697
0.000% due 11/15/2020 (d)	65,000	47,122

Total Tax-Exempt
Municipal Bonds		14,096,369

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Principal
	Amount	Value
BONDS (continued)

United States Government &
Agency Issues - 1.9%
Federal Home Loan Banks
1.233% due 8/14/2024 (b)	$72,000,000	$72,075,168

Total United States Government &
Agency Issues		72,075,168

TOTAL BONDS
(COST $3,698,853,713)		3,649,261,739

	Shares
SHORT-TERM INVESTMENTS - 0.0%

Money Market Funds - 0.0%
Fidelity Money Market Portfolio
Class I, 0.051% (a)	127	127

Total Money Market Funds		127

TOTAL SHORT-TERM
INVESTMENTS (COST $127)		127

TOTAL INVESTMENTS - 98.0%
(COST $3,698,853,840)		3,649,261,866

NET OTHER ASSETS AND
LIABILITIES - 2.0%		74,701,242

NET ASSETS - 100.0%		$3,723,963,108

(a)	Represents the 7-day yield at November 30, 2014.
(b)	Rate shown represents the current coupon rate at November 30, 2014.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d)	Zero-coupon security.
(e)	Perpetual maturity; date shown represents next contractual call date.
(f)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. It has been deemed liquid under guidance approved by the Board.

PLC:	Public Limited Company
B.V.:	Besloten Vennootschap is the Dutch term for a private limited liability corporation.
S.A.:	Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2014

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	06/01/14	11/30/14	06/01/14-11/30/14
Thompson LargeCap Fund
Actual	$1,000.00	$1,076.33	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$5.82
Thompson MidCap Fund
Actual	$1,000.00	$1,041.28	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.58
Thompson Bond Fund
Actual	$1,000.00	$987.94	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.60

*	Expenses are equal to the annualized [net] expense ratio for each Fund (LargeCap Fund: 1.15%; MidCap Fund: 1.30%; and Bond Fund: 0.71%), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2014 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $106,991, $34,336 and
$3,698,854, respectively)	$128,748	$41,375	$3,649,262
Due from sale of securities	52	–	8,630
Receivable from fund shares sold	2	1	28,838
Dividends and interest receivable	246	43	54,771
Prepaid expenses	8	4	113
Total Assets	129,056	41,423	3,741,614
LIABILITIES
Due on purchase of securities	290	44	7,842
Payable for fund shares redeemed	3	4	6,124
Line of credit	–	–	1,469
Accrued expenses payable	41	33	181
Due to Advisor	106	35	2,035
Total Liabilities	440	116	17,651
NET ASSETS	$128,616	$41,307	$3,723,963
Net Assets consist of:
Capital stock ($.001 par value)	$158,405	$30,507	$3,739,573
Undistributed net investment income	564	–	36,424
Accumulated net realized gain (loss) on investments	(52,110)	3,761	(2,442)
Net unrealized appreciation (depreciation) on investments	21,757	7,039	(49,592)
Net Assets	$128,616	$41,307	$3,723,963
Shares of capital stock outstanding (unlimited shares authorized)	2,408	2,942	318,562
Offering and redemption price/Net asset value per share	$53.40 (a)	$14.04	$11.69

(a) Does not recalculate due to rounding.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2014 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends(1)	$2,104	$481	$2
Interest	–	–	148,198
	2,104	481	148,200
Expenses
Investment advisory fees	1,171	377	18,728
Shareholder servicing costs	104	41	1,647
Administrative & accounting services fees	121	53	869
Custody fees	13	6	258
Federal & state registration	36	36	137
Directors fees	23	20	107
Professional fees	38	37	73
Other expenses	26	11	571
Total expenses	1,532	581	22,390
Less expenses reimbursed by Advisor	(100)	(91)	–
Net expenses	1,432	490	22,390
Net investment income (loss)	672	(9)	125,810
Net realized gain (loss) on investments	15,743	3,923	(822)
Net unrealized appreciation (depreciation) on investments	1,450	332	(73,260)
Net gain (loss) on investments	17,193	4,255	(74,082)
Net increase in net assets resulting from operations	$17,865	$4,246	$51,728

(1)Net of foreign withholding taxes	$6	$1	$–

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$672	$506	$(9)	$(6)	$125,810	$66,724
Net realized gain (loss)
on investments	15,743	15,555	3,923	4,145	(822)	7,031
Net unrealized appreciation
(depreciation) on investments	1,450	17,741	332	5,045	(73,260)	(17,723)
Net increase in net assets resulting
from operations	17,865	33,802	4,246	9,184	51,728	56,032
Distributions to Shareholders
Distributions from net
investment income	(472)	(538)	–	–	(112,531)	(57,323)
Distributions from net realized gains
on securities transactions	–	–	(3,933)	(2,062)	(5,802)	(2,354)
Total distributions to shareholders	(472)	(538)	(3,933)	(2,062)	(118,333)	(59,677)

Fund Share Transactions
(See Note 4)	(13,575)	(8,076)	3,386	5,931	1,538,506	963,424

Total Increase in Net Assets	3,818	25,188	3,699	13,053	1,471,901	959,779

Net Assets
Beginning of period	124,798	99,610	37,608	24,555	2,252,062	1,292,283
End of period	$128,616	$124,798	$41,307	$37,608	$3,723,963	$2,252,062
Undistributed net investment
income included in net assets
at end of period	$564	$364	$–	$–	$36,424	$21,532

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2014

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are generally valued on an amortized cost basis. Exchange-traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities in any of the Funds were fair valued as of November 30, 2014.

In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, sovereign bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2014:

	LargeCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$128,339,129	$–	$–	$128,339,129
Short-term investments	408,961	–	–	408,961
Total Assets	$128,748,090	$–	$–	$128,748,090

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$41,293,561	$–	$–	$41,293,561
Short-term investments	81,747	–	–	81,747
Total Assets	$41,375,308	$–	$–	$41,375,308

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Bonds	$–	$3,649,261,739	$–	$3,649,261,739
Short-term investments	127	–	–	127
Total Assets	$127	$3,649,261,739	$–	$3,649,261,866

There were no transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2014. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 13, 2015 used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. As of November 30, 2014, the limits established are: LargeCap Fund - $6,500,000, MidCap Fund - $2,000,000 and Bond Fund - $175,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2014.

					Date(s) of
	Average	Average	Interest	Maximum	Maximum
	Balance	Interest Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$96,701	3.250%	$3,186	$1,847,000	01/09/2014
MidCap Fund	$31,362	3.250%	$1,040	$1,700,000	01/06/2014 and
					01/08/2014
Bond Fund	$558,501	3.250%	$18,403	$14,854,000	09/03/2014

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment manager) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2014, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. Generally, each of the tax years in the four-year period ended November 30, 2014 remains subject to examination by taxing authorities. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined that such subsequent events do not have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2015 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund-1.15%, MidCap Fund-1.30% and Bond Fund-0.80%. For the fiscal year ended November 30, 2014, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $100,095 and $91,018, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2014 in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$37,213
MidCap Fund	$33,677
Bond Fund	$303,058

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the fiscal year ended November 30, 2014, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$28,934
MidCap Fund	$3,782
Bond Fund	$1,117,698

As of November 30, 2014, retirement plan investments by certain employees of the Advisor represent 5.79% of the net assets of the MidCap Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)
Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2014		November 30, 2013
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	113	$5,604	323	$13,589
Shares issued in reinvestment of dividends	10	460	14	517
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(400)	(19,639)	(559)	(22,182)
Net decrease	(277)	$(13,575)	(222)	$(8,076)

MidCap Fund
Shares sold	427	$5,679	488	$6,084
Shares issued in reinvestment of dividends	–	–	–	–
Shares issued in reinvestment of realized gains	315	3,919	195	2,058
Shares redeemed	(479)	(6,212)	(181)	(2,211)
Net increase	263	$3,386	502	$5,931

Bond Fund
Shares sold	196,126	$2,327,553	144,318	$1,716,983
Shares issued in reinvestment of dividends	8,996	106,321	4,549	53,604
Shares issued in reinvestment of realized gains	471	5,520	188	2,229
Shares redeemed	(76,062)	(900,888)	(68,208)	(809,392)
Net increase	129,531	$1,538,506	80,847	$963,424

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2014 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$33,261,302	$46,291,292	$–	$–
MidCap Fund	$12,940,864	$13,488,181	$–	$–
Bond Fund	$2,173,689,439	$354,699,570	$491,558,093	$139,083,513

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2014, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Federal tax cost	$107,247,065	$34,470,012	$3,698,934,020
Unrealized appreciation	$23,552,410	$8,685,600	$44,543,179
Unrealized depreciation	(2,051,385)	(1,780,304)	(94,215,333)
Net unrealized appreciation (depreciation)	$21,501,025	$6,905,296	$(49,672,154)
Distributable ordinary income	$563,712	$429,413	$36,423,949
Distributable long-term capital gains	–	3,464,324	–
Total distributable earnings	$563,712	$3,893,737	$36,423,949

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and straddles.

The tax components of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Fiscal year ended November 30, 2014
Distributions paid from:
Ordinary income distributions	$472,077	$246,171	$112,531,226
Long-term capital gains distributions	–	3,687,221	5,801,616
Total distributions paid	$472,077	$3,933,392	$118,332,842

Fiscal year ended November 30, 2013
Distributions paid from:
Ordinary income distributions	$538,254	$–	$57,322,991
Long-term capital gains distributions	–	2,062,420	2,353,544
Total distributions paid	$538,254	$2,062,420	$59,676,535

The tax basis post-October losses as of November 30, 2014 and capital loss carryforward as of November 30, 2014, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Post-October losses	$–	$–	$1,260,557
Net capital loss carryforward
Subject to expiration
November 30, 2016	$4,098,285	$–	$–
November 30, 2017	47,755,283	–	–
Not subject to expiration
Short-term	–	–	1,100,909
Long-term	–	–	–
Total capital loss carryforward	$51,853,568	$–	$1,100,909

During the fiscal year ended November 30, 2014, the LargeCap Fund utilized capital loss carryforwards in the amount of $15,660,462.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during taxable years after December 22, 2010 are carried forward indefinitely and retain the character of the original loss. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The following distributions were declared on December 18, 2014, payable to shareholders on December 19, 2014 (Unaudited):

	LargeCap Fund	MidCap Fund	Bond Fund
Ordinary income distributions
Amount	$675,832	$429,599	$45,613,338
Per Share	$0.28	$0.15	$0.15
Long-term capital gains distributions
Amount	$–	$3,466,117	$–
Per Share	$–	$1.18	$–

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2014	2013	2012	2011	2010
LARGECAP FUND

Net Asset Value, Beginning of Period	$46.47	$34.27	$30.07	$29.20	$27.04
Income from Investment Operations
Net investment income	0.27	0.19	0.18	0.08	0.01
Net realized and unrealized gains
on investments and options	6.84	12.20	4.13	0.80	2.20
Total from Investment Operations	7.11	12.39	4.31	0.88	2.21
Less Distributions
Distributions from net investment income	(0.18)	(0.19)	(0.11)	(0.01)	(0.05)
Distributions from net realized gains	–	–	–	–	–
Total Distributions	(0.18)	(0.19)	(0.11)	(0.01)	(0.05)

Net Asset Value, End of Period	$53.40	$46.47	$34.27	$30.07	$29.20

Total Return	15.35%	36.33%	14.37%	3.02%	8.17%

Ratios/Supplemental Data
Net assets, end of period (millions)	$128.6	$124.8	$99.6	$104.1	$125.8
Ratios to average net assets:
Ratio of expenses	1.15%	1.21%	1.31%	1.31%	1.36%
Ratio of expenses without reimbursement	1.23%	1.22%	1.31%	1.31%	1.36%
Ratio of net investment income	0.54%	0.46%	0.47%	0.24%	0.05%
Ratio of net investment income
without reimbursement	0.46%	0.45%	0.47%	0.24%	0.05%
Portfolio turnover rate	27%	38%	30%	40%	37%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2014	2013	2012	2011	2010
MIDCAP FUND

Net Asset Value, Beginning of Period	$14.04	$11.28	$11.15	$11.36	$ 9.39
Income from Investment Operations
Net investment loss (a)	–	–	–	–	–
Net realized and unrealized gains
on investments	1.47	3.71	1.38	0.44	2.02
Total from Investment Operations	1.47	3.71	1.38	0.44	2.02
Less Distributions
Distributions from net investment income	–	–	–	–	–	(a)
Distributions from net realized gains	(1.47)	(0.95)	(1.25)	(0.65)	(0.05)
Total Distributions	(1.47)	(0.95)	(1.25)	(0.65)	(0.05)

Net Asset Value, End of Period	$14.04	$14.04	$11.28	$11.15	$11.36

Total Return	11.82%	35.65%	14.41%	3.69%	21.71%

Ratios/Supplemental Data
Net assets, end of period (millions)	$41.3	$37.6	$24.6	$17.6	$15.7
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses without reimbursement	1.54%	1.63%	1.83%	1.96%	2.34%
Ratio of net investment loss	(0.02% )	(0.02% )	(0.03% )	(0.19% )	(0.09%	)
Ratio of net investment loss
without reimbursement	(0.27% )	(0.35% )	(0.56% )	(0.85% )	(1.14%	)
Portfolio turnover rate	34%	47%	44%	47%	39%

(a) Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2014	2013	2012	2011		2010
BOND FUND

Net Asset Value, Beginning of Period	$11.91	$11.95	$11.33	$11.54		$11.16
Income from Investment Operations
Net investment income	0.45	0.41	0.41	0.42		0.34
Net realized and unrealized gains (losses)
on investments	(0.19)	(0.03)	0.67 (a)	(0.17	)(a)	0.46 (a)
Total from Investment Operations	0.26	0.38	1.08	0.25		0.80
Less Distributions
Distributions from net investment income	(0.45)	(0.40)	(0.43)	(0.40)		(0.34)
Distributions from net realized gains	(0.03)	(0.02)	(0.03)	(0.06)		(0.08)
Total Distributions	(0.48)	(0.42)	(0.46)	(0.46)		(0.42)

Net Asset Value, End of Period	$11.69	$11.91	$11.95	$11.33		$11.54

Total Return	2.19%	3.24%	9.70%	2.16%		7.33%

Ratios/Supplemental Data
Net assets, end of period (millions)	$3,724.0	$2,252.1	$1,292.3	$656.0		$437.5
Ratios to average net assets:
Ratio of expenses	0.72%	0.74%	0.78%	0.80%		0.80%
Ratio of expenses without reimbursement	0.72%	0.74%	0.78%	0.84%		0.87%
Ratio of net investment income	4.04%	3.73%	3.90%	3.89%		3.52%
Ratio of net investment income
without reimbursement	4.04%	3.73%	3.90%	3.86%		3.44%
Portfolio turnover rate	21%	33%	16%	14%		10%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc. comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”) as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Thompson IM Funds, Inc. as of November 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 20, 2015

DIRECTORS AND OFFICERS (Unaudited)
(Information as of 12/31/14)

	Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
Name and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:

John W. Feldt Birth date: 5/2/42	Chairman since July 2012 Director since 1987	●Currently retired ●Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 ●Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (9 funds)

George E. Austin Birth date: 9/15/52	Director since 2011	●President of AVA Civic Enterprises Inc. (consulting firm), since January 2011 ●Director of W. Jerome Frautschi Foundation Inc. (private foundation), since December 2012; President from 1998 to December 2012 ●Director of the Home Savings Bank since 1998 ●Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None

Patricia Lipton Birth date: 12/9/42	Director since 2007	●Currently retired ●Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 ●Assistant Executive Director, SWIB from 1982 to 1989 ●Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

Interested Directors and Officers:

John W. Thompson(2) Birth date: 7/26/43	Director since 1987 Chairman from 1987 to January 2009 Chief Executive Officer since 2005 President since January 2009	●President of Thompson Investment Management, Inc. (“TIM”) since 2004 ●President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from 1984 to 2003 ●Treasurer of TPA from 1993 to 2003 ●A Chartered Financial Analyst	3	None

Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Vice President since 2009 Secretary from 2005 to 2010	●Chief Operating Officer of TIM since June 2009 ●Corporate Secretary of TIM since 2004 ●Portfolio Manager of TIM since 2007 ●Research Analyst of TIM from 2004 to 2007 ●Research Analyst of TPA during 2003 ●A Chartered Financial Analyst	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
(Information as of 12/31/14)

Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
Name and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:

James T. Evans Birth date: 6/6/75	Vice President since 2009
●Chief Investment Officer of TIM since June 2009
●Portfolio Manager of TIM since 2008
●Research Analyst of TIM from 2005 to 2008
●Managing Director of Nakoma Capital Management, from 2000 to 2005
●A Chartered Financial Analyst
			N/A	N/A

Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	●Vice President of TIM since 2004 ●Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A

Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	●Chief Compliance Officer of TIM since 2006 ●Director of Business Development of TIM from 2004 to 2006 and since June 2010 ●Director of Business Development of TPA from 1998 to 2003	N/A	N/A

Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	●Fund Accounting and Administration at TIM since 2004 ●Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A

Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	●Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson and Jason L. Stephens are “interested persons” of the Investment Company by virtue of their position with the Investment Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 11, 2014, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately in person on November 11, 2014, and the full Board met by telephone on November 3, 2014, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” of other funds; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 3 special telephonic meeting. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year and life-of-fund performances of the Bond Fund and LargeCap Fund and the one-, two-, three-, four-, and five-year and life-of-fund performances of the MidCap Fund (which commenced operations on March 31, 2008).

The Board noted that the Bond Fund ranked in the top 20 percent of its comparison group and its comparison universe over each period. The Board further noted that the Bond Fund had outperformed its benchmark index and the Barclays Credit 1-5 Year Index for the one-, three-, five-, and ten-year periods.

The Board observed that the investment performance of the LargeCap Fund during the periods being compared had continued its trend of sustained improvement in more recent periods relative to the median performance of its comparison group and comparison universe, with the Fund in the first and second quintiles of its comparison group for each of the one-, three-, and five-year periods

ADDITIONAL INFORMATION (Unaudited) (Continued)

and above the median of its comparison universe for each of those periods; however, the LargeCap Fund had underperformed its benchmark index for the ten-year period. The Board noted that a consistent team of portfolio managers for the Fund had been in place during the past five years of more favorable performance. The Board observed that based on the Fund’s above-median performance during the past one-, three-, and five-year periods, the LargeCap Fund’s relative performance was acceptable and continued to trend in a positive direction.

The performance of the MidCap Fund ranked in the top 40 percent of both the Fund’s Lipper comparison group and universe for the one- and three-year periods and in the top 20 percent of both the Fund’s Lipper comparison group and its comparison universe for the five-year and life-of-fund periods. The Board further noted that the MidCap Fund had outperformed its benchmark index for the one-year and life-of-fund periods.

After considering the performances of the Bond Fund, LargeCap Fund and MidCap Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of the Bond Fund was exceptional and that the performance of the MidCap Fund and LargeCap Fund was acceptable.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Lipper comparison group and that its actual management fee was the highest of both its comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio was below the median of both its Lipper comparison group and comparison universe, which the Board determined was reasonable.

The information provided by Lipper indicated that the advisory fees of the LargeCap Fund were one of the highest in both the Fund’s Lipper comparison group and its comparison universe. The Board, however, observed that the Advisor had instituted a more substantial fee waiver during the prior year that had created a ceiling on the maximum total expense ratio that the Fund could incur at 1.15 percent of average daily net assets of the Fund, which would place the Fund’s total expense ratio in the third quintile of its comparison universe. The Board also noted that the Fund’s non-management expenses were below the median of its comparison universe (although, somewhat above the median of the Fund’s comparison group) and that the continued recent growth in total assets invested across the Funds was likely to have the effect of reducing non-management expenses further. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s management fee, after waiver of a portion thereof by the Advisor, ranked in the fourth quintile of management fees of funds in the MidCap Fund’s Lipper comparison group while ranking at the median of its comparison universe. The Board noted that the non-management expense ratio of the Fund continued to be relatively high as compared to the Fund’s Lipper comparison group and comparison universe, but that with the growth in assets across all of the Funds this ratio had begun to compare more favorably. The Board further observed that, given the relatively low level of assets in the Fund, the opportunity existed for non-management expenses to decline as the MidCap Fund grows in assets, thereby having a decreasing impact on the Fund’s total expenses. The Board observed that the actual total expense ratio of the Fund was at the median actual total expense ratio for funds in the Fund’s comparison group while falling in the top 80 percent for funds in the Fund’s comparison universe, which the Board believed was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, before accounting for marketing fees borne by the Advisor, ranked near the median of firms included in the Lipper analysis, though it ranked high relative to these firms on a post-marketing basis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Lipper comparison were publicly traded entities having markedly different marketing strategies from that of the Advisor. The Board also observed that the Advisor’s profitability has tended to fluctuate from year-to-year rather than being consistently high. The Board determined that the operating margins of the Advisor were reasonable. After reviewing information provided by Lipper and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of the LargeCap Fund presented no opportunity for such economies. The Board noted that the MidCap Fund continued to lack scale in comparison to other funds having similar investment objectives. Therefore the Board concluded that the MidCap Fund was unlikely to realize material economies of scale until its assets grew significantly. The Board noted that the Bond Fund had grown significantly over the past several years and that opportunities for economies of scale were becoming more likely, although the Board determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale notwithstanding this growth.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen Fund Audit Services, Ltd, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2013	2014
Audit Fees(1)	$36,000.00	$36,000.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$45,000.00	$45,000.00
____________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2013 and 2014, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

Cohen Fund Audit Services, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2014 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 21st day of January, 2015.

THOMPSON IM FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 21st day of January, 2015.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)